UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 16, 2010

Exact Name of Registrant as Specified in its
Commission	Charter, State of Incorporation, Address of	IRS Employer
File Number	Principal Executive Offices and Telephone Number	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) One Energy Plaza Detroit, Michigan 48226-1279 313-235-4000	38-3217752
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year. Amendment to Bylaws
On December 16, 2010, the DTE Energy Company (the “Company”) Board of Directors (the “Board”) adopted amendments to the Bylaws of the Company to provide that if the Chairman of the Board is not an independent director, the Board may choose to elect a Presiding Director from among its independent members.
A copy of the Bylaws as amended December 16, 2010 is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

3.1	Bylaws of DTE Energy Company, as amended through December 16, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 20, 2010

DTE ENERGY COMPANY (Registrant)
/s/ Lisa A. Muschong
Lisa A. Muschong
Corporate Secretary

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Bylaws of DTE Energy Company, as amended through December 16, 2010.